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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 20, 1998

                    QWEST COMMUNICATIONS INTERNATIONAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

              000-22609                                84-1339282
      (COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION NO.)

           555 SEVENTEENTH STREET, SUITE 1000, DENVER, COLORADO 80202
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                                       (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 303-291-1400

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                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS

  In October 1997, Qwest Communications International Inc. ("Qwest") acquired SuperNet, Inc. ("SuperNet"), an internet service provider, for approximately $20.0 million in cash, including acquisition costs.

  In January 1998, Qwest signed a definitive merger agreement to acquire Phoenix Network, Inc. ("Phoenix"), a non-facilities-based reseller of long distance services. The transaction is subject to the approval of the Phoenix stockholders, the receipt of certain state and federal regulatory approvals and the satisfaction of other customary closing conditions. The meeting of Phoenix stockholders to consider approval of the acquisition is scheduled for March 30, 1998.

  In March 1998, Qwest signed a definitive merger agreement with LCI International Inc. ("LCI"), a communications services provider. The boards of directors of each company have approved the merger. The terms of the merger agreement call for the acquisition of all of LCI's outstanding common shares and the assumption of all of LCI's stock options by Qwest. The purchase price of the all-stock transaction is anticipated to be approximately $4.4 billion. The merger is intended to qualify as a tax-free reorganization and will be accounted for as a purchase. The transaction is subject to the approval of the LCI and Qwest stockholders, the receipt of certain regulatory approvals and the satisfaction of other customary closing conditions.

  Exhibit 99.1 attached hereto contains unaudited pro forma condensed combined financial statements of Qwest as of and for the period ended December 31, 1997, giving effect to the acquisition of SuperNet and the proposed acquisitions of Phoenix and LCI, as well as the issuance by Qwest in January 1998 of $450.5 million of 8.29% Senior Discount Notes.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibit 99.1 Unaudited Pro Forma Condensed Combined Financial Statements as of December 31, 1997

                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Qwest Communications International
                                           Inc.

                                                 /s/ Robert S. Woodruff
                                          By: _________________________________
                                                   ROBERT S. WOODRUFF
                                           Executive Vice President--Finance,
                                               Chief Financial Officer and
                                                        Treasurer
DATE: March 20, 1998

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